UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2010

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Shareholders’ Meeting of Mannatech, Incorporated (the “Company”) held on June 9, 2010, the Company’s shareholders approved amendments to the Mannatech, Incorporated 2008 Stock Incentive Plan (the “2008 Plan”) to permit a one-time stock option exchange program which allows eligible optionholders (including employees, officers and members of the Board of Directors) to exchange their “out of the money” stock options for fewer replacement options at a lower exercise price.

The text of the amendment to the Plan (the “Plan Amendment”) and the material terms of the proposed exchange program are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2010 in connection with the 2010 Annual Shareholders Meeting (the “Proxy Statement”).  The foregoing description of the Plan Amendment contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the description contained in the Proxy Statement and to the Plan Amendment which is attached hereto as Exhibit 99.1.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Company held its 2010 Annual Shareholders’ Meeting on June 9, 2010.  The Company’s shareholders considered three proposals, each of which is described in the Proxy Statement for the meeting. A total of 21,386,419 shares were represented in person or by proxy, or 80.7% of the total shares outstanding.  The final results of votes with respect to the proposals submitted for shareholder vote at the 2010 Annual Shareholders’ Meeting are set forth below.

Proposal 1 – Election of Directors

Shareholders elected J. Stanley Fredrick and Patricia A. Wier as Class II Directors.

Director	For	Withheld	Broker Non-Votes
J. Fredrick Stanley	16,671,894	188,749	4,525,776
Patricia A. Wier	16,171,413	689,230	4,525,776

Proposal 2 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Shareholders ratified the appointment of BDO Seidman, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2010.

For	Against	Abstain
21,325,384	33,168	27,867

Proposal 3 – Approval of Amendments to the 2008 Stock Incentive Plan to Permit a One-Time Option Exchange Program

Shareholders approved the proposed amendment to the 2008 Plan to permit a one-time stock option exchange program.

For	Against	Abstain	Broker Non-Votes
12,459,007	4,071,786	329,850	4,525,776

The Company press release related to the foregoing events is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
99.1*	First Amendment to the Mannatech, Incorporated 2008 Stock Incentive Plan.
99.2*	Press Release dated June 10, 2010 entitled “Mannatech Announces Results of Annual Shareholders’ Meeting.”
*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: June 11, 2010	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	First Amendment to the Mannatech, Incorporated 2008 Stock Incentive Plan.
99.2*	Press Release dated June 10, 2010 entitled “Mannatech Announces Results of Annual Shareholders’ Meeting.”
            *Filed herewith.